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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2002

Commission File Number: 0-27118

PHARMACOPEIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
CN 5350, Princeton, New Jersey	08543-5350
(Address of principal executive offices)	(Zip code)

(609) 452-3600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On September 26, 2002, Pharmacopeia, Inc. ("Pharmacopeia") made a presentation to certain investors. The materials utilized during the presentation have been filed as an exhibit to this report pursuant to Regulation FD under the Securities and Exchange Act of 1934.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)
Exhibits.

Exhibit Number	Description
99.1	September 26, 2002 presentation

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.
By:	/s/ ARTHUR E. ROKE Arthur E. Roke, Vice President and Chief Accounting Officer

Date:    September 26, 2002

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FORM 8-K
Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Signatures